                                                                   EXHIBIT 10.11

                   AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

            WHEREAS, THE QUIGLEY CORPORATION, a Nevada corporation with offices at 621 Shady Retreat Road, Doylestown, PA 18901 (hereinafter referred to as
"Company"), and Eric H. Kaytes (hereinafter referred to as "Employee") entered into an Executive Employment Agreement on January 1, 1997, and

            WHEREAS, Paragraph 10. (a) of the Agreement states that the
Agreement shall be modified only by a subsequent written Agreement executed by both the Employee and the Company; and

            WHEREAS, the parties wish to continue the Agreement of January 1,
1997 in full force and effect.

            NOW, THEREFORE, IT IS AGEED AS FOLLOWS:

            3. (b) Compensation The Employee's annual base salary shall, commencing with the 1998 calendar year, and for each calendar year thereafter during the term of Employee's employment under this agreement, be increased by an amount as shall be determined by the
            Company's Board of directors; provided that each annual increase shall not be less than twenty percent (20%) of the previous calendar year's initial base salary, except for calendar year 2001, which the
            Employee's annual base salary shall remain the same as the calendar year 2000 annual base salary of $230,400.

            All other terms and conditions of the Agreement between the parties dated January 1, 1997 are incorporated into this Amendment, and shall continue in full force and effect as fully set forth herein.

            IN WITNESS WHEREOF, the Company, by its duly authorized
representative, and Employee, have caused this Amendment to be executed on the
13th day of December, 2000.

                                            THE QUIGLEY CORPORATION

                                            By: _______________________________
                                                Guy J. Quigley, President

                                                -------------------------------
                                                Eric H. Kaytes ("Employee")

                   AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

            WHEREAS, THE QUIGLEY CORPORATION, a Nevada corporation with offices at 621 Shady Retreat Road, Doylestown, Pennsylvania 18901 (hereinafter referred to as "Company") and Eric H. Kaytes (hereinafter referred to as "Employee")
entered into an Executive Employment Agreement on January 1, 1997 and Extension
and Modification of the Agreement for the period beginning January 1, 2001 and ending December 31, 2001; and

            WHEREAS, Paragraph 10.(a) of the Agreement states that the Agreement shall be modified only by a subsequent written Agreement executed by both the
Employee and the Company; and

            WHEREAS, the parties wish to continue the Agreement of January 1,
1997, as amended, in full force and effect for the period beginning January 1,
2002 and ending December 31, 2002.

            NOW, THEREFORE, it is agreed as follows:

            3.(b) Compensation. The Employee's annual base salary shall, commencing with the 2002 calendar year, and for each calendar year thereafter during the term of Employee's employment under this Agreement, be an amount as shall be determined by the Company's Board of Directors. The Employee's annual base salary shall be the same as calendar year 2001 annual base salary of
$230,400.

            All other terms and conditions of the Agreement between the parties dated January 1, 1997, as amended, are incorporated into this Amendment, and shall continue in full force and effect as fully set forth herein.

            IN WITNESS WHEREOF, the Company, by its duly authorized
representative, and Employee, have caused this Amendment to be executed on the
29th day of November, 2001.

                                          THE QUIGLEY CORPORATION

                                          By: ______________________________
                                              Guy J. Quigley, President

                                              ------------------------------
                                              Eric H. Kaytes ("Employee")